Commitments and contingent liabilities	12 Months Ended
Dec. 31, 2019
Capital commitments [abstract]
Disclosure of commitments [text block]
24	Commitments and contingent liabilities

Operating lease commitments

The Group has operating lease commitments mainly related to cars and equipment as follows:

	As of December 31,
in 000€	2019	2018	2017
Within one year	28	2,053	1,721
Between one and three years	49	2,302	1,504
Between four and five years	−	785	406
More than five years	−	302	77
Total	77	5,442	3,708

The total lease payments recognized in the consolidated income statement are K€725 in 2019 (2018: K€2,956; 2017: K€2,909).

Finance lease commitments (only valid for 2017 and 2018)

The Group has finance leases for the building and various other items of plant and equipment. Future minimum lease payments under finance lease with the present value of the net minimum lease payments are as follows:

	December 31, 2019		December 31, 2018		December 31, 2017
in 000€	Minimum lease payments	Present value of payments	Minimum lease payments	Present value of payments	Minimum lease payments	Present value of payments
Within one year	−	−	2,876	2,829	3,179	3,034
Between two and three years	−	−	3,398	3,236	5,017	4,643
Between four and five years	−	−	655	604	1,361	1,269
More than five years	−	−	149	140	285	218
Total	−	−	7,078	6,809	9,842	9,164
Less finance charges	−	−	(269)	−	(678)	−
Present value of minimum lease payments	−	−	6,809	6,809	9,164	9,164

Mortgages and pledges

The Group has several loans secured by a mortgage on the building. The carrying value of related property, plant & equipment (including buildings under construction) is K€29,154 (2018: K€30,853; 2017: K€28,526). The total outstanding mortgages and pledges are K€77,849 in 2019 (2018: K€124,428; 2017: K€85,186).

Included in the above, the Group also has pledges on the business goodwill ("fonds de commerce") of the Company for a total amount of K€36,992 in 2019 (2018: K€70,300; 2017: K€29,000) and pledges on other fixed assets for a total amount of K€3,301 (2018: K€21,142; 2017: K€6,383).

Other commitments

The Group has outstanding non-cancellable contracts with a future commitment of K€11,640 at December 31, 2019 (2018: K€6,383; 2017: K€7,638), mainly related to purchase commitment for raw materials. For property, plant & equipment, we have no committed expenditures as per December 31, 2019 (2018: K€0; 2017: K€672).

Contingent liabilities

The Group is currently involved in a legal proceeding with Dentsply Implants NV regarding the alleged wrongful termination of a supply agreement between the Company and Dentsply Implants NV entered into in 2010. The court of first instance ruled in favor of Dentsply Implants NV, that we have wrongfully terminated the relationship. We have appealed this decision before the court has pronounced itself on the monetary damages. The amount of damages which Dentsply Implants NV is claiming is K€2,700. While we are confident that the first instance decision will be overruled, we believe that, in the event that the first instance decision would be confirmed, the amount of monetary damages that we would be exposed to will not have a material impact on our business, financial conditions or result of operations. We are currently not a party to, and we are not aware of any threat of, any other legal proceedings, which, in the opinion of our management, is likely to have or could reasonably possibly have a material adverse effect on our business, financial condition or results of operations. As a result management concluded that no provision is required.